SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 11/25/96
                        (Date of earliest event reported)


                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
                                  (Registrant)

Date:  11/25/96

  By:
  Name David Shepherd
Title: Assistant Secretary
State Street Bank and Trust Company
as Trustee




J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1995-C1
B168

Report to Certificateholders for Payment Date:            November 25, 1996
Payment Summary

            Beginning           Certificate          Interest           Principal           Interest           Ending
Class       Factor              Rate                 Type               Distribution        Distribution       Factor
Regular
A1          0.96964             0.07268720           Variable           2.11435             5.87335            0.96752
A1X*        0.00000             0.01780000           Fixed              0.00000             1.48333            0.00000
A2          1.00000             0.07398720           Variable           0.00000             6.16560            1.00000
A2X*        0.00000             0.01650000           Fixed              0.00000             1.37500            0.00000
B           1.00000             0.07618720           Variable           0.00000             6.34893            1.00000
C           1.00000             0.07798720           Variable           0.00000             6.49893            1.00000
D           1.00000             0.08228720           Variable           0.00000             6.85727            1.00000
DX*         0.00000             0.01212354           Variable           0.00000             1.01029            0.00000
E           1.00000             0.09048720           Variable           0.00000             7.54060            1.00000
F           1.00000             0.09048720           Variable           0.00000             7.54060            1.00000
G           1.00000             0.09048720           Variable           0.00000             7.54060            1.00000
NR          1.00000             0.09048720           Variable           0.00000             7.54060            1.00000
R-I         0.00000             0.00000000           N/A                0.00000             0.00000            0.00000
R-II        0.00000             0.00000000           N/A                0.00000             0.00000            0.00000

Class DX Components
DX-B*       0.00000             0.01430000           Fixed              0.00000             0.42058            0.00000
DX-C*       0.00000             0.01250000           Fixed              0.00000             0.42893            0.00000
DX-D*       0.00000             0.00820000           Fixed              0.00000             0.16078            0.00000
* Notional Class



           Principal    Principal    Interest     Interest    Total
Class      Payable      Adjustments  Payable      Adjustments Payable
Regular
A1          178,017.44  0.00         494,506.60   0.00        672,524.04
A1X*        0.00        0.00         121,097.21   0.00        121,097.21
A2          0.00        0.00         192,089.28   0.00        192,089.28
A2X*        0.00        0.00         42,838.13    0.00        42,838.13
B           0.00        0.00         65,578.13    0.00        65,578.13
C           0.00        0.00         78,318.65    0.00        78,318.65
D           0.00        0.00         47,219.14    0.00        47,219.14
DX*         0.00        0.00         29,567.29    0.00        29,567.29
E           0.00        0.00         58,417.03    0.00        58,417.03
F           0.00        0.00         58,417.03    0.00        58,417.03
G           0.00        0.00         51,924.57    0.00        51,924.57
NR          0.00        0.00         38,974.60    0.00        38,974.60
R-I         0.00        0.00         0.00         0.00        0.00
R-II        0.00        0.00         0.00         0.00        0.00
Total       178,017.44  0.00         1,278,947.66 0.00        1,456,965.10

Class DX Components
DX-B*       0.00        0.00         12,308.73    0.00        12,308.73
DX-C*       0.00        0.00         12,553.13    0.00        12,553.13
DX-D*       0.00        0.00         4,705.43     0.00        4,705.43
* Notional Class


Other Information
                                                Current           Unreimbursed

Principal and Interest Advances                219,612.91         250,256.43
            Principal Portion                  32,998.16          37,970.79
            Interest Portion                   186,614.75         212,285.64

Servicing Advances                             28,643.50          28,643.50


Interest on Advances                                              110.36

Master Servicing Fee                                              7,066.99
Primary Servicing Fee                                             17,667.43




                                 Scheduled          Unscheduled
                                 Principal          Principal       Distribution
            Beginning            Distribution       Distribution    Certificate        Ending
Class       Balance              Amount             Amount          Principal          Balance
A1          81,638,568.93        178,017.44         0.00            178,017.44         81,460,551.49
A1X*        81,638,568.93        0.00               0.00            0.00               81,460,551.49
A2          31,155,000.00        0.00               0.00            0.00               31,155,000.00
A2X*        31,155,000.00        0.00               0.00            0.00               31,155,000.00
B           10,329,000.00        0.00               0.00            0.00               10,329,000.00
C           12,051,000.00        0.00               0.00            0.00               12,051,000.00
D           6,886,000.00         0.00               0.00            0.00               6,886,000.00
DX*         29,266,000.00        0.00               0.00            0.00               29,266,000.00
E           7,747,000.00         0.00               0.00            0.00               7,747,000.00
F           7,747,000.00         0.00               0.00            0.00               7,747,000.00
G           6,886,000.00         0.00               0.00            0.00               6,886,000.00
NR          5,168,634.00         0.00               0.00            0.00               5,168,634.00
R-I         0.00                 0.00               0.00            0.00               0.00
R-II        0.00                 0.00               0.00            0.00               0.00
Total       169,608,202.93       178,017.44         0.00            178,017.44         169,430,185.49

Class DX Components
DX-B*       10,329,000.00        0.00               0.00            0.00               10,329,000.00
DX-C*       12,051,000.00        0.00               0.00            0.00               12,051,000.00
DX-D*       6,886,000.00         0.00               0.00            0.00               6,886,000.00
* Notional Class


                                                           Collateral             Distrib
                                                           Value                  Cert         Unpaid
            Accrued              Prepayment    Prepayment     Adjusted   Net         Interest     Distrib          Distributable
            Certificate          Interest      Interest       Interest   Prepayment  for prior    Cert             Certif
Class       Interest             Excess        Shortfall      Amount     Premium     Distrb Dates Interest         Interest
A1          494,506.60           0.00          0.00           0.00       0.00        0.00         0.00             494,506.60
A1X*        121,097.21           0.00          0.00           0.00       0.00        0.00         0.00             121,097.21
A2          192,089.28           0.00          0.00           0.00       0.00        0.00         0.00             192,089.28
A2X*        42,838.13            0.00          0.00           0.00       0.00        0.00         0.00             42,838.13
B           65,578.13            0.00          0.00           0.00       0.00        0.00         0.00             65,578.13
C           78,318.65            0.00          0.00           0.00       0.00        0.00         0.00             78,318.65
D           47,219.14            0.00          0.00           0.00       0.00        0.00         0.00             47,219.14
DX*         29,567.29            0.00          0.00           0.00       0.00        0.00         0.00             29,567.29
E           58,417.03            0.00          0.00           0.00       0.00        0.00         0.00             58,417.03
F           58,417.03            0.00          0.00           0.00       0.00        0.00         0.00             58,417.03
G           51,924.57            0.00          0.00           0.00       0.00        0.00         0.00             51,924.57
NR          38,974.60            0.00          0.00           0.00       0.00        0.00         0.00             38,974.60
R-I         0.00                 0.00          0.00           0.00       0.00        0.00         0.00             0.00
R-II        0.00                 0.00          0.00           0.00       0.00        0.00         0.00             0.00
Total       1,278,947.66         0.00          0.00           0.00       0.00        0.00         0.00             1,278,947.66

Class DX Components
DX-B*       12,308.73            0.00          0.00           0.00       0.00        0.00         0.00             12,308.73
DX-C*       12,553.13            0.00          0.00           0.00       0.00        0.00         0.00             12,553.13
DX-D*       4,705.43             0.00          0.00           0.00       0.00        0.00         0.00             4,705.43
* Notional Class


